EXHIBIT 99.1

FANNIE MAE
MONTHLY SUMMARY

October 2004

HIGHLIGHTS FOR OCTOBER INCLUDE:

•	Fannie Mae’s book of business grew at an annual rate of 9.5 percent in October compared with 9.9 percent in September.

•	The mortgage portfolio grew at a 12.2 percent annual rate in October.

•	October mortgage portfolio purchases were $27.1 billion. Portfolio purchases included a higher proportion of hybrid ARMs and Aaa Libor floaters, reflecting a continued shift in the mix of mortgage originations.

•	Retained commitments were $19.4 billion in October.

•	Outstanding MBS grew at a 7.7 percent annual rate in October. October growth in outstanding MBS was affected by a high ARM share and strong private label issuance. Private label issuance continued to be driven by sub-prime and Alt-A product, and also included an increasing proportion of ARM, IO ARM and investor product.

•	The duration gap on Fannie Mae’s mortgage portfolio averaged zero months in October.

•	The conventional single-family delinquency rate rose one basis point to 0.59 percent in September, while the multifamily delinquency rate fell one basis point to 0.12 percent.

MORTGAGE MARKET HIGHLIGHTS:

•	According to the MBA Survey, October’s ARM share rose to 35.6 percent from 34.1 percent in September.

BUSINESS BALANCES AND GROWTH ($ in Millions) 1/

	Mortgage Portfolio, Gross 2/		Outstanding MBS 3/		Book of Business
	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/
November 2003	$906,387	(7.9%)	$1,264,673	26.8%	$2,171,060	10.8%
December 2003	898,445	(10.0%)	1,300,166	39.4%	2,198,611	16.3%
Full year 2003	$898,445	13.1%	$1,300,166	26.3%	$2,198,611	20.6%

January 2004	$886,730	(14.6%)	$1,318,711	18.5%	$2,205,441	3.8%
February 2004	882,124	(6.1%)	1,335,714	16.6%	2,217,838	7.0%
March 2004	880,911	(1.6%)	1,345,892	9.5%	2,226,803	5.0%
April 2004	880,481	(.6%)	1,353,399	6.9%	2,233,880	3.9%
May 2004	878,386	(2.8%)	1,354,160	0.7%	2,232,546	(.7%)
June 2004	891,210	19.0%	1,360,045	5.3%	2,251,255	10.5%
July 2004	892,724	2.1%	1,363,317	2.9%	2,256,041	2.6%
August 2004	895,428	3.7%	1,368,918	5.0%	2,264,345	4.5%
September 2004	904,543	12.9%	1,377,680	8.0%	2,282,223	9.9%
October 2004	913,246	12.2%	1,386,272	7.7%	2,299,518	9.5%
YTD 2004	$913,246	2.0%	$1,386,272	8.0%	$2,299,518	5.5%

BUSINESS VOLUMES ($ in Millions) 1/

	MBS
			Total	Fannie Mae	MBS Issues
	Single-family	Multifamily	Lender-originated	MBS	Acquired	Portfolio	Business
	Issues	Issues	Issues 5/	Purchases 6/	by Others	Purchases	Volume
November 2003	$56,840	$3,657	$60,497	$2,888	$57,609	$17,596	$75,205
December 2003	56,598	4,265	60,863	1,226	59,637	13,775	73,412
Full year 2003	$1,175,599	$23,018	$1,198,617	$348,413	$850,204	$572,852	$1,423,056

January 2004	$44,289	$505	$44,794	$268	$44,527	$8,573	$53,100
February 2004	38,605	200	38,804	181	38,624	12,170	50,794
March 2004	44,345	1,019	45,365	6,507	38,858	20,260	59,118
April 2004	56,117	424	56,541	10,198	46,344	27,448	73,792
May 2004	57,629	931	58,559	10,670	47,889	26,686	74,575
June 2004	52,981	711	53,692	13,330	40,362	37,164	77,526
July 2004	38,719	916	39,636	5,676	33,960	21,618	55,578
August 2004	34,685	276	34,961	4,676	30,285	21,787	52,072
September 2004	40,647	224	40,870	5,074	35,796	27,661	63,457
October 2004	37,594	694	38,289	3,665	34,623	27,142	61,766
YTD 2004	$445,611	$5,901	$451,512	$60,244	$391,268	$230,511	$621,779

MORTGAGE PORTFOLIO COMMITMENTS, PURCHASES, AND SALES ($ in Millions) 1/

		Purchases				Mortgage
	Retained	Single-		Total		Portfolio
	Commitments	family	Multifamily	Purchases	Net Yield 7/	Sales
November 2003	$13,104	$16,540	$1,056	$17,596	4.20%	$1,452
December 2003	8,057	12,249	1,526	13,775	4.96%	2,875
Full year 2003	$489,073	$559,669	$13,183	$572,852	5.00%	$13,727

January 2004	$11,696	$7,996	$577	$8,573	4.77%	$2,025
February 2004	12,576	11,834	337	12,170	3.68%	1,326
March 2004	29,411	19,406	854	20,260	4.53%	1,023
April 2004	28,860	25,997	1,451	27,448	4.37%	1,583
May 2004	28,389	25,461	1,226	26,686	4.55%	885
June 2004	29,668	34,775	2,389	37,164	4.44%	1,695
July 2004	19,504	20,667	950	21,618	4.44%	681
August 2004	24,683	20,747	1,040	21,787	4.14%	1,932
September 2004	30,783	24,193	3,468	27,661	3.61%	1,195
October 2004	19,356	23,109	4,034	27,142	3.59%	941
YTD 2004	$234,927	$214,186	$16,325	$230,511	4.20%	$13,286

1/	Represents unpaid principal balance.
2/	Excludes mark-to-market adjustments, deferred balances and allowance for losses. Includes $509 billion of Fannie Mae MBS as of October 31, 2004.
3/	MBS held by investors other than Fannie Mae’s portfolio.
4/	Growth rates are compounded.
5/	Excludes MBS issued from Fannie Mae’s portfolio, which was $939 million in October 2004.
6/	Included in total portfolio purchases.
7/	Yields shown on a taxable-equivalent basis.

Numbers may not foot due to rounding.

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LIQUIDATIONS ($ in Millions) 1/					DELINQUENCY RATES
	Mortgage Portfolio Liquidations		Outstanding MBS Liquidations		Single-family Conventional 2/
					Non-Credit	Credit		Multifamily
	Amount	Annual Rate	Amount	Annual Rate	Enhancement 3/	Enhancement 4/	Total 5/	Total 6/
November 2003	$22,438	29.60%	$34,214	32.78%	0.30%	1.63%	0.59%	0.13%
December 2003	18,859	25.08%	26,301	24.61%	0.30%	1.65%	0.60%	0.27%
Full year 2003	$451,487	53.29%	$591,351	50.15%

January 2004	$18,274	24.57%	$27,717	25.40%	0.31%	1.70%	0.61%	0.24%
February 2004	15,419	20.92%	22,948	20.75%	0.31%	1.70%	0.61%	0.24%
March 2004	20,444	27.83%	29,702	26.58%	0.30%	1.62%	0.58%	0.17%
April 2004	26,086	35.54%	40,419	35.94%	0.29%	1.58%	0.56%	0.16%
May 2004	27,917	38.09%	48,013	42.56%	0.29%	1.61%	0.57%	0.14%
June 2004	22,783	30.90%	36,063	31.89%	0.29%	1.62%	0.57%	0.14%
July 2004	19,467	26.19%	31,363	27.64%	0.29%	1.65%	0.57%	0.13%
August 2004	17,179	23.06%	26,442	23.23%	0.30%	1.67%	0.58%	0.13%
September 2004	17,361	23.15%	27,168	23.74%	0.30%	1.72%	0.59%	0.12%
October 2004	17,529	23.14%	26,970	23.42%
YTD 2004	$202,457	27.26%	$316,805	28.13%

AVERAGE INVESTMENT BALANCES ($ in Millions)

	Net	Liquid	Total Net
	Mortgages	Investments	Investments
November 2003	$902,601	$63,262	$965,863
December 2003	898,858	65,966	964,824
Full year 2003	$839,171	$75,114	$914,286

January 2004	$888,908	$68,830	$957,738
February 2004	883,892	63,749	947,641
March 2004	876,205	66,996	943,201
April 2004	870,446	75,787	946,232
May 2004	866,855	82,711	949,567
June 2004	873,386	71,698	945,084
July 2004	883,135	63,078	946,213
August 2004	887,471	64,853	952,324
September 2004	895,590	69,256	964,846
October 2004	903,065	61,445	964,510
YTD 2004	$882,895	$68,840	$951,736

INTEREST RATE RISK DISCLOSURES

		Rate Level Shock (50bp) 8/		Rate Slope Shock (25bp) 8/
	Effective	1 Year Portfolio	4 Year Portfolio	1 Year Portfolio	4 Year Portfolio
	Duration Gap 7/	Net Interest	Net Interest	Net Interest	Net Interest
	(in months)	Income at Risk	Income at Risk	Income at Risk	Income at Risk
November 2003	-1	3.7%	2.7%	3.7%	6.1%
December 2003	-1	2.6%	2.1%	3.6%	6.1%
January 2004	-1	0.9%	3.1%	3.0%	6.4%
February 2004	-1	1.4%	3.3%	3.7%	6.7%
March 2004	0	3.8%	5.4%	4.0%	6.6%
April 2004	3	5.0%	5.3%	2.9%	5.4%
May 2004	3	2.9%	2.5%	2.5%	4.5%
June 2004	2	1.6%	3.5%	2.3%	4.1%
July 2004	0	0.8%	1.9%	2.3%	4.6%
August 2004	-2	2.8%	3.2%	4.0%	6.6%
September 2004	-2	4.2%	4.5%	4.5%	7.7%
October 2004	0	3.4%	3.8%	4.5%	7.6%

1/	Represents unpaid principal balance.
2/	Includes conventional loans three or more months delinquent or in foreclosure process as a percent of the number of loans.
3/	Loans without primary mortgage insurance or any credit enhancements.
4/	Loans with primary mortgage insurance and other credit enhancements.
5/	Total of single-family non-credit enhanced and credit enhanced loans.
6/	Includes loans and securities 60 days or more past due and is calculated based on mortgage credit book of business.
7/	The duration gap is a weighted average for the month.
8/	Expresses projected core net interest income under the more adverse of the interest rate and yield curve scenarios as a percentage of projected net interest income without the rate shocks.

Numbers may not foot due to rounding.

The information presented in this report is unaudited and includes, in the opinion of management, all adjustments (consisting of normally recurring accruals) necessary for a fair presentation. The data should be read in conjunction with audited financial statements and notes to financial statements that are available from the corporation. For more information regarding Fannie Mae, please visit www.fanniemae.com or contact us at (202) 752-7115.

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